SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported):   December 15, 1999

                             LINENS 'N THINGS, INC.
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             (Exact name of registrant as specified in its charter)


                          Delaware                   1-12381
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                 (State of incorporation)   (Commission File Number)


                                   22-3463939
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                        (IRS Employer Identification No.)


   6 Brighton Road, Clifton, New Jersey                    07015
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:           (973) 778-1300


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Item 8.    Change in Fiscal Year

         On December 15, 1999, the Board of Directors of the Registrant voted to change the Registrant's fiscal year from a calendar year ending December 31 to a 52/53 week calendar year, with the current fiscal year to end on Saturday, January 1, 2000, rather than Friday, December 31, 1999. A report for the period from January 1, 1999 through January 1, 2000 will be filed on Form 10-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        LINENS 'N THINGS, INC.
                        (Registrant)


                               WILLIAM T. GILES
                    By:_____________________________________
                        Name:  William T. Giles
                        Title:   Vice President, Chief Financial Officer


Date: December 23, 1999